EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated June 27, 1996 included in this Form 11-K, into the Company's previously filed Registration Statement File No. 2-52617.



                                          /s/ Arthur Andersen LLP
                                          -----------------------
                                          Arthur Andersen LLP


Los Angeles, California
June 26, 1997